UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  March 22, 2004

Penn Engineering & Manufacturing Corp.

(Exact name of registrant as specified in its charter)

Delaware	1-5356	23-0951065
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 1000, Danboro, Pennsylvania 18916

(Address of Principal Executive Office) (Zip Code)

(215) 766-8853

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, If Changed Since Last Report.)

Item 5.     Other Events and Regulation FD Disclosure.

On March 22, 2004, the Company issued a press release announcing earnings guidance for the quarter ending March 31, 2004. The press release is attached as Exhibit 99.1 to this Form 8-K Current Report.

Item 7.     Financial Statements and Exhibits.

(a)

Exhibits.

The following exhibit is filed herewith:

Exhibit No.	Description

99.1	Press release issued by Penn Engineering & Manufacturing Corp. (the “Company”) dated March 22, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENN ENGINEERING & MANUFACTURING CORP.

Date: March 22, 2004	By:	/s/ KENNETH A. SWANSTROM
Kenneth A. Swanstrom Chairman of the Board and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Penn Engineering & Manufacturing Corp. (the “Company”) dated March 22, 2004.